UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2014

Hampden Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33144 (Commission File Number)	20-5714154 (IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 736-1812

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

On December 11, 2014, each of Glenn S. Welch and Luke D. Kettles entered into an Amended and Restated Executive Compensation Proposal with Berkshire Hills Bancorp, Inc. (“Berkshire Hills”), amending, restating and replacing the Executive Compensation Proposals entered into between each of Messrs. Welch and Kettles and Berkshire Hills on November 3, 2014.  On December 11, 2014, Tara G. Corthell also entered into an Executive Compensation Proposal with Berkshire Hills (collectively, the “Executive Compensation Proposals”).  In each case, the Executive Compensation Proposals will be effective as of the date of the closing of the transactions contemplated by that certain Agreement and Plan of Merger by and between Berkshire Hills and Hampden Bancorp, Inc. (“Hampden”) dated as of November 3, 2014 (the “Merger”). The Executive Compensation Proposals set forth the terms and conditions of each such individual’s compensation with Berkshire Hills following the closing of the Merger and, when effective, supersede and replace any prior employment, severance, change of control or other similar agreement between such individual and Hampden and its affiliates.

The foregoing description of the Executive Compensation Proposals does not purport to be complete and is qualified in its entirety by reference to the Executive Compensation Proposals with Glenn S. Welch, Luke D. Kettles, and Tara G. Corthell, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit 10.1                Amended and Restated Executive Compensation Proposal by and between Berkshire Hills Bancorp, Inc. and Glenn S. Welch

Exhibit 10.2                Amended and Restated Executive Compensation Proposal by and between Berkshire Hills Bancorp, Inc. and Luke D. Kettles

Exhibit 10.3                Executive Compensation Proposal by and between Berkshire Hills Bancorp, Inc. and Tara G. Corthell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPDEN BANCORP, INC.

By:	/s/Glenn S. Welch
Glenn S. Welch
President and Chief Executive Officer

Date: December 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Compensation Proposal by and between Berkshire Hills Bancorp, Inc. and Glenn S. Welch

10.2	Amended and Restated Executive Compensation Proposal by and between Berkshire Hills Bancorp, Inc. and Luke D. Kettles

10.3	Executive Compensation Proposal by and between Berkshire Hills Bancorp, Inc. and Tara G. Corthell